                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8, Registration Statement File Nos. 333-4650, 333-30225, 333-58803 and 333-59666.


/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
  March 25, 2002.